UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On February 7, 2007, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (1) approved the adequacy of information in the Disclosure Statement for Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”) filed with the Bankruptcy Court on February 7, 2007 by Delta Air Lines, Inc. (“Delta”) and certain of its subsidiaries (collectively, the “Debtors”) and (2) authorized the Debtors to send the Disclosure Statement, the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Plan”) and ballots to creditors entitled to vote on the Plan. The deadline for voting on the Plan is April 9, 2007 and the hearing on confirmation of the Plan is scheduled for April 25, 2007.

Copies of the Disclosure Statement and the Plan as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively. The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2006 through 2010. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. Delta has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings. Delta refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan - Best Interests Test,” “—Financial Feasibility” and “Certain Factors to be Considered Prior to Voting - Factors Affecting the Value of the Securities to be Issued Under the Plan” with respect to the Projections. All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan, actions of third parties or otherwise.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in the Plan and the Disclosure Statement (including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan - Best Interests Test,” and “—Financial Feasibility”) that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the actions and decisions of our creditors and other third parties with interests in our Chapter 11 proceedings; our ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted from time to time; our ability to prosecute, confirm and consummate our proposed plan of reorganization with respect to the Chapter 11 proceedings and to consummate all of the transactions contemplated by such plan of reorganization or upon which consummation of such plan may be conditioned; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for us to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; our ability to obtain and maintain normal terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to maintain adequate liquidity to fund and execute our business plan during the Chapter 11 proceedings and in the context of our proposed plan of reorganization and thereafter; our ability to comply with financial covenants in our financing agreements; our ability to implement our business plan successfully; the cost of aircraft fuel; labor issues; pension plan funding obligations; interruptions or disruptions in service at one of our hub airports; our increasing dependence on technology in our operations; our ability to retain management and key employees; restructurings by competitors; the effects of terrorist attacks; competitive conditions in the airline industry; and other risks and uncertainties contained in Delta’s Securities and Exchange Commission filings, including its Form 10-K filed on March 27, 2006 and its Form 10-Q filed on November 9, 2006.

Other Important Notes

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of our various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these liabilities or securities.

We believe that our currently outstanding common stock will have no value and will be canceled under the Plan or under any plan of reorganization, and that the value of our various pre-petition liabilities and other securities is highly speculative. Accordingly, we urge that caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Investors and other interested parties can obtain information about Delta’s Chapter 11 filing on the Internet at www.delta.com/restructure. Court filings and claims information are available at www.deltadocket.com. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of February 7, 2007, and which Delta has no current intention to update.

None of the statements in this report are a solicitation of votes for or against the Plan or any plan of reorganization. Any such solicitation will only be made through the Disclosure Statement. The Plan will become effective only if it receives the requisite claimholder approval and is confirmed by the Bankruptcy Court.

In accordance with general instruction B.2 of Form 8−K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8−K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Disclosure Statement for Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

Exhibit 99.2	Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: February 8, 2007	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Disclosure Statement for Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code
Exhibit 99.2	Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code

5